Calamos® Convertible and High Income Fund

Supplement dated August 31, 2010 to
Prospectus dated May 14, 2010, as supplemented on May 14, 2010

Effective immediately, the following paragraphs are inserted at the end of the section entitled “Recent Developments” on page 3 of the base prospectus:

Legal Proceedings

The Fund has been named as a defendant in a putative class action complaint captioned Rutgers Casualty Insurance Co. v. Calamos, et al. that was filed in the U.S. District Court for the Northern District of Illinois on August 13, 2010 (the “Complaint”). The Complaint generally alleges that the Fund’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of the Fund by approving the redemption of the Fund’s Auction Rate Cumulative Preferred Shares (the “ARPS”) at their liquidation preference, and by recapitalizing the Fund with debt-based borrowings that were allegedly less advantageous to the Fund’s common shareholders. The Complaint also alleges that Calamos, the corporate parent of Calamos and the Fund itself aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result. The suit seeks indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. The Fund believes that the Complaint is without merit, and intends to defend itself vigorously against these charges.

In addition, the Fund’s Board of Trustees has received a demand letter on behalf of certain persons described as common shareholders of the Fund (the “Demand Letter”) demanding the Board of Trustees take action against certain officers and current and former trustees of the Fund, and against Calamos for allegedly breaching fiduciary duties owed to the Fund and its common shareholders by authorizing the redemption of the ARPS at their liquidation preference. An Advisory Committee, which is comprised of the members of the Board of Trustees of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act, is investigating the allegations contained in the Demand Letter, and will make a recommendation to the Board of Trustees with respect to the demands. The Board of Trustees will consider the recommendation of the Advisory Committee and determine the appropriate course of action for the Fund.

The Fund believes that neither the Complaint nor the Demand Letter has any present material adverse effect on the ability of Calamos to perform its obligations under its investment advisory contract with the Fund.

Retain this supplement for future reference